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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 13, 2008

                 (Date of Earliest Event Reported: May 12, 2008)

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                                  RADNET, Inc.
             (Exact name of registrant as specified in its Charter)

          New York                     0-19019                  13-3326724
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )



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Item 2.02.  Results of Operation and Financial Condition.

         On May 12, 2008, we issued a press release announcing our financial results for our first fiscal quarter ended March 31, 2008. On April 29, 2008, we held a conference call to discuss the contents of the press release. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1. The transcript of the conference call was previously filed on Form 8-K on May 13, 2008.

         The information in this Item 2.02, Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits


                  99.1     Press release dated May 12, 2008.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2008                  RADNET, INC.


                                     By:  /s/  Howard G. Berger, M.D.
                                        -----------------------------
                                         Howard G. Berger, M.D.
                                         President and Chief Executive Officer




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                                  EXHIBIT INDEX

         99.1              Press release dated May 12, 2008.